Statement of Additional Information (SAI) Supplement Supplement dated December 21, 2009
American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2009)
American Century Growth Funds, Inc. (SAI dated December 1, 2009)
American Century Capital Portfolios, Inc. (SAI dated August 1, 2009)
American Century Mutual Funds, Inc. (SAI dated March 1, 2009)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2009)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2009)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2009)

The entry for James E. Stowers, Jr. in the Interested Directors table in the Management section of the statement of additional information is deleted.

The first three sentences of the Compensation of Directors section are replaced with the following:

The independent directors serve as directors for seven investment companies in the American Century Investments family of funds. Jonathan S. Thomas is the interested director who serves as director for 15 investment companies in the American Century Investments family of funds. As an interested director, Mr. Thomas does not receive any compensation from the funds for his service as director.

The entry for James E. Stowers, Jr. is removed from the Ownership of Fund Shares section.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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